SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 2, 2003

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                              000-49899             13-4078506
(State or Other Jurisdiction          (Commission           (IRS Employer
Of Incorporation)                     File Number)          Identification No.)



50 Monument Road, Bala Cynwyd, Pennsylvania               19004
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(Address of principal executive offices)               (Zip Code)

                                 (610) 668-3000
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              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure

     ATX Communications, Inc. and its subsidiaries (collectively, the "Company") has engaged Credit Suisse First Boston LLC as an advisor in connection with the Company's ongoing review of the Company's strategic alternatives. As indicated in the Company's last quarterly report filed on Form 10-Q the Company has been and intends to continue to seek and consider strategic alternatives in order to reduce the Company's overall indebtedness, including amounts outstanding under the Company's senior secured credit facility. Such strategic alternatives may include, among other things, debt or equity financings or refinancings, recapitalizations, restructurings, mergers and acquisitions or other transactions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2003                    ATX COMMUNICATIONS, INC.
                                       (Registrant)


                                       By:  /s/ Michael A. Peterson
                                            ----------------------------------
                                       Name:   Michael A. Peterson
                                       Title:  Executive Vice President -
                                               Chief Operating Officer and
                                               Chief Financial Officer